Exhibit 99.1

Interim Data from the Ovarian Cancer Expansion Cohort and Next Steps for UpRi Development Plan September 10, 2021

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Today’s Agenda 3 Topic Speaker • Opening Remarks Anna Protopapas, President & CEO • Interim Data from the Ovarian Cancer Expansion Cohort of the UpRi Phase 1 Study Debra L. Richardson, MD, Associate Professor and Section Chief, Division of Gynecological Oncology at OU Health Stephenson Cancer Center and the Sarah Cannon Research Institute • UpRi Development Plan: • UPLIFT Update • UP-NEXT Phase 3 Maintenance Study Arvin Yang, MD, PhD, Chief Medical Officer • Closing Remarks Anna Protopapas, President & CEO • Q&A

UpRi: First-in-Class Dolaflexin ADC Targeting NaPi2b Interim Data from the Ovarian Cancer Expansion Cohort of the UpRi Phase 1 Study Debra L. Richardson, MD Associate Professor and Section Chief, Division of Gynecological Oncology at OU Health Stephenson Cancer Center and the Sarah Cannon Research Institute

Significant Unmet Medical Need in Platinum-Resistant Ovarian Cancer Study Demographics Control Arm Control Arm Performance Forward I ESMO 2019 Annals of Oncology 2021; 32(6):757-765 1 – 3 Prior Median 2 Prior Prior PARPi: 10% Prior Bev: 47% PLD, Topotecan, Weekly Paclitaxel ORR 12% Javelin 200 SGO 2019 1 – 3 Prior Median 2 Prior PLD ORR 4% Corail ESMO 2018 1 – 3 Prior Median 2 Prior Prior PARPi: 5% Prior Bev: 46% PLD or Topotecan ORR 12% 5 With PARPi and bevacizumab increasingly used in earlier lines, the current standard of care is single agent chemotherapies

Design for the Ovarian Cancer Expansion Cohort of the UpRi Phase 1 Study 6 Ovarian Cancer Cohort • 1-3 prior lines in platinum resistant • 4 prior lines regardless of platinum status • High grade serous histology • Archived tumor and fresh biopsy (if medically feasible) for NaPi2b • Exclusion: primary platinum-resistant defined as lack of response or disease progression within 3 mos after completing front-line platinum containing therapy Patient population: High grade serous ovarian cancer (including fallopian tube and primary peritoneal cancer) progressing after standard treatments • Measurable disease per RECIST v1.1 • ECOG Performance Status 0 or 1 Dosing: IV every 4 weeks until disease progression or unacceptable toxicity • 36 mg/m2 cohort initiated in August 2019 and enrollment closed • 43 mg/m2 cohort initiated in December 2019 and enrollment is closed; 43 mg/m2 up to a maximum of ~80 mg total evaluated in EXP* Primary Objectives: • Evaluate safety and tolerability of MTD or RP2D • Assess preliminary efficacy (ORR, DCR) Secondary Objectives: • Association of tumor NaPi2b expression and objective tumor response using an immunohistochemistry (IHC) assay with a broad dynamic range to distinguish tumors with high and low NaPi2b expression • Further assessment of preliminary anti-neoplastic activity (DOR) Assessments: • Tumor imaging (MRI or CT): baseline and every 2nd cycle; response assessed per RECIST v1.1 Abbreviations: mos = months; EXP = expansion; RECIST = Response Evaluation Criteria in Solid Tumors; ECOG = Eastern Cooperative Oncology Group; MTD = maximum tolerated dose; ORR = objective response rate; DCR = disease control rate; DOR = duration of response *Maximum Doses are Common in Oncology Drug Development (e.g., ADCETRIS®, PADCEV®, MylotargTM)

Expansion Cohort Experience Across a Range of Doses Allows for Further Optimization of UpRi Profile 7 36 mg/m2 (N=12) 43 mg/m2 BSA < 1.8 BSA > 1.8 43 mg/m2 (N=39) ~80 mg (N=46) Doses Studied in Expansion 7 0 5 10 15 20 25 30 35 40 45 50 1.4 1.6 1.8 2 2.2+ Dose (mg/m 2 ) 50% of Patients 50% of Patients BSA (m2) Lower Dose: 36 mg/m2 Higher Dose: 43 mg/m2 Dose per BSA (mg/m2) Intermediate Dose: ~80 mg Of Patients in Exp. Cohort Treated at Doses of ~36 mg/m2* ~30% *Doses from 33 mg/m2 to 38 mg/m2 (n=29)

Patient Demographics and Disease Characteristics

Data Cut: June 10, 2021

Mersana THERAPEUTICS

Ovarian Cancer Expansion Patients (N = 97)		
Age; years	Median (range)	68 (33, 87)
ECOG Performance Status; n (%)	0 1	33 (34) 64 (66)
Baseline BSA	≥ 1.8 m^2 ≥ 2.2 m^2	51 (53) 5 (5)
Primary Tumor Type; n (%)	Ovarian Fallopian Tube Primary Peritoneal	72 (74) 15 (15) 8 (8)
Prior Lines of Therapy; n (%)	1-3 4+[a]	65 (67) 32 (33)
Prior Therapy; n (%)	Bevacizumab PARP inhibitor	68 (70) 57 (59)
Platinum-free Interval[b]; n (%)	0-3 mos >3-6 mos >6 mos[c] Unknown[d]	34 (35) 46 (47) 10 (10) 7 (7)
BRCA1/2 Mutation; n (%)	Yes No Unknown[e]	15 (15) 65 (67) 17 (18)
NaPi2b TPS[f]; n (%)	Determined High Low Not Yet Determined (ND)	78 (80) 50 (64) 28 (36) 19 (20)

[a] Three patients enrolled with 5 prior lines of systemic therapy. [b] Platinum-free interval defined as the time between the last cycle of most recent platinum-containing regimen and evidence of disease progression; determined from treatment dates and/or clinic notes. [c] All patients had received 4 or 5 lines of prior therapy. [d] Treatment dates missing/not provided; unable to determine. [e] BRCA1/2 mutation status not available/not reported. [f] High NaPi2b Expression: Tumor Proportion Score (TPS) ≥75; Low NaPi2b Expression: TPS <75; ND = NaPi2b Expression not yet determined or tissue not available

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No grade ≥ 3 (severe) TRAEs of neutropenia, peripheral neuropathy, or ocular toxicity have been reported UpRi Continues to Have a Consistent Tolerability Profile 9 a b c d aFatigue includes preferred terms of asthenia and fatigue; bAST increase is transient in nature, recovers to baseline or to Grade 1 prior to the next dose, no instances are associated with elevated bilirubin or cases of Hy’s law; cThrombocytopenia includes preferred terms of platelet count decreased and thrombocytopenia. Thrombocytopenia is transient in nature, nadirs at Day 8 and recovers prior to the next dose; dAnaemia includes preferred terms of anaemia of chronic disease, blood loss anaemia and iron deficiency anaemia TRAEs Reported in ≥20% of Patients with Ovarian Cancer (N = 97) Data Cut: June 10, 2021

10 Lower Dose 36 mg/m2 Intermediate Dose ~80 mg Higher Dose 43 mg/m2 > Grade 3 Fatigue 1 (8%) 6 (13%) 9 (23%) > Grade 3 Increased AST 1 (8%) 16 (35%) 16 (41%) > Grade 3 Pneumonitis 0 (0%) 0 (0%) 4* (10%) Decreased Grade 3+ Treatment Related AEs with Lower Dose Data Cut: June 10, 2021 * 2 cases of Grade 5 pneumonitis including 1 previously reported; most recent case was in a 75-year-old 4th line recurrent ovarian cancer patient treated at higher dose of 43 mg/m2 (BSA 1.47 m2, 105 lb) with past medical history of poor pulmonary reserve: asthma and chronic obstructive pulmonary disease requiring intermittent supplemental oxygen at baseline, coronary artery disease and congestive heart failure

Observed Consistent Tolerability Profile with Limited Discontinuations due to TRAE 11 Dose modification due to Treatment-Related Adverse Events (TRAEs): • Of the 97 patients, 43 (44%) had dose delay, reduction, and/or discontinuation due to a TRAE – Dose reductions due to TRAEs occurred in 27 (28%) patients – Dose delays due to TRAEs occurred in 16 (16%) patients – Dose discontinuation (withdrawn) due to TRAEs occurred in 10 (10%) patients Treatment-Emergent Severe Adverse Events (SAEs) reported in ≥ 5% of Patients: • Out of 97 patients, 47 (48%) reported Treatment-Emergent SAEs. The most frequent of which were Gastrointestinal Obstruction 7 (7%), 5 (5%) each for Pyrexia, Pneumonitis, and Abdominal Pain • 22 (23%) of the SAEs were deemed by the investigator to be treatment-related Data Cut: June 10, 2021

Consistent Activity Observed in Heavily-Pretreated Ovarian Cancer 12 Best Response in Evaluable Patients with Ovarian Cancer (n = 75) NaPi2b High (TPS>75) NaPi2b Low (TPS<75) Not Yet Determined NaPi2b All Patients N 38 23 14 75 CR 2 (5) 0 0 2 (3) PR 11 (29) 2 (9) 2 (14) 15 (20) uPR 1 (3) 0 2 (14) 3 (4) SD 19 (50) 8 (35) 7 (50) 34 (45) PD 5 (13) 13 (57) 3 (21) 21 (28) Confirmed ORR 13 (34) 2 (9) 2 (14) 17 (23) DCR 33 (87) 10 (43) 11 (79) 54 (72) Data Cut: June 10, 2021 CR = complete response; PR = partial response; uPR = unconfirmed PR; confirmatory scan pending at the time of the data cut ORR = Objective Response Rate; DCR = Disease Control Rate 22 patients were not evaluable by RECIST 1.1: 10 deaths (4 disease progression, 2 pneumonitis, 2 sepsis, 1 viral pneumonia, 1 unknown); 5 patient withdrawals; 1 enrolled in hospice; 1 clinical progression; 4 discontinued treatment; 1 had not yet reached first scan

Similar Efficacy Across the Three Dose Levels, with Trend to Higher Efficacy with Lower Dose 50% 41% 15% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Lower Dose: 36 mg/m2 Intermediate Dose: ~80 mg Higher Dose: 43 mg/m2 13 Confirmed ORR with 95% Confidence Interval NaPi2b High, RECIST-Evaluable (N=38) Data Cut: June 10, 2021 NaPi2b High based on TPS>75 Point Estimate 95% Confidence Interval • Data trends consistent in the overall population

Two-Thirds of Patients Had Reductions in Target Tumor Lesions

Mersana THERAPEUTICS

Maximum % Change from Baseline in Target Lesions in Evaluable Patients with Ovarian Cancer (n=73*)



Lower Dose 36 mg/m²
Intermediate Dose ~80 mg
Higher Dose 43 mg/m²
49/73 (67%) had reductions in target tumor lesions
Progressive Disease
Partial Response
Complete Response
Change in Target Lesion from Baseline (%)
NaPi2b Expression

Data Cut: June 10, 2021

2 pts excluded as post-baseline tumor measurement shows "Not Measurable", yet "PD" was assigned by Investigator in the response dataset

Abbreviations: CR = complete response; PR = partial response; uPR = unconfirmed PR; H = High NaPi2b Expression; L = Low NaPi2b Expression; ND = NaPi2b Expression not yet determined or tissue not available

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Trend to Longer Time on Study with High NaPi2b Expression

Mersana THERAPEUTICS

Time on XMT-1536 Study in Evaluable Patients with Ovarian Cancer (n=75)


NaPi2b Expression
High
Low
ND
*13/17 (76%) responders with first scan of CR/PR
Dose Reduction
Lower Dose 36 mg/m²
Intermediate Dose ~80 mg
Higher Dose 43 mg/m²
0
4
8
12
16
20
24
28
32
36
40
44
48
52
56
Time on Study (Weeks)

Data Cut: June 10, 2021

Abbreviations: CR = complete response; PR = partial response; uPR = unconfirmed PR; High = High NaPi2b Expression; Low = Low NaPi2b Expression; ND = NaPi2b Expression not yet determined or tissue not available

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Median Duration of Response Consistent at ~5 Months in Patients with High NaPi2b Expression

Mersana THERAPEUTICS

Duration of Response in Patients with NaPi2b High Ovarian Cancer (n=13)


Median Duration of Response: ~5 months
1.0
0.8
0.6
0.4
0.2
0.0
Probability
At Risk
13 13 12 10 6 2 2 1 1 1 0
0 1 2 3 4 5 6 7 8 9 10
Duration of Response (Months)

Data Cut: June 10, 2021

*The median duration of response for NaPi2b Low and NaPi2b not yet determined expression is 3.9 months and 3.7 months, respectively.

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Partial Response in a Patient with Ovarian Cancer Dosed at 36 mg/m^2 for a Total of 9 Cycles

Mersana THERAPEUTICS


Perirectal mass
Retroperitoneal implant
Baseline
Cycle 6

- 66-year-old patient with BRCA1/2 negative high-grade serous ovarian cancer
- NaPi2b High (TPS$\geq$75)
- 4 prior lines of systemic therapies including carboplatin/taxol/bevacizumab; carboplatin/doxil with PARP inhibitor maintenance; and cisplatin/paclitaxel
- Received 36 mg/m^2 (maximum dose of approximately 80 mg with a BSA of 2.16 m^2)
- Received 9 Cycles of UpRi
- Confirmed PR by RECIST v1.1 with -41.4% tumor reduction

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Conclusions: UpRi Expansion in Ovarian Cancer 18 • In this updated analysis of patients with heavily-pretreated ovarian cancer, UpRi continued to be generally well-tolerated with a consistent profile – no severe neutropenia, peripheral neuropathy, or ocular toxicity • Consistent antitumor activity observed with UpRi, including patients previously treated with bevacizumab and PARPi – Complete response observed in 2 patients with platinum-resistant ovarian cancer at the lower dose – Confirmed ORR of 34% and DCR of 87% in NaPi2b High population – Median duration of response ~5 months in NaPi2b High population • This larger data set provides important observations to support the potential of UPLIFT as a registration strategy and to inform next steps in the UpRi development plan – Decreased grade 3+ Treatment Related AEs, including pneumonitis, with lower dose – Similar efficacy across the three dose levels, with trend toward higher efficacy with lower dose

We thank the patients, their families and caregivers for their contribution to this study UNTED STATES Allegheny Health Network, Pittsburgh, PA Arizona Oncology Associates, Tucson, AZ Avera Cancer Institute – Sioux Falls, SD Billings Clinic, Billings, MT Dana Farber Cancer Institute, Boston, MA Emory University, Atlanta, GA Fox Chase Cancer Center, Philadelphia, PA H. Lee Moffitt Cancer Center, Tampa FL Henry Ford Medical Center, Detroit, MI Greenville Hospital System University Medical Center, Greenville, SC Lahey Clinic, Burlington, MA Levine Cancer Center, Charlotte, NC Mary Crowley Cancer Research Center, Dallas, TX Maryland Oncology and Hematology, Rockville, MD Massachusetts General Hospital, Boston, MA Mount Sinai, New York City, NY NEXT Oncology, San Antonio, TX Ohio State University Wexner Medical Center, Hilliard, OH Oncology and Hematology Assoc. of SW VA, Inc., Roanoke, VA QUEST Research Institute, Royal Oak, MI Rocky Mountain Cancer Centers, LLP, Denver, CO Sarah Cannon Research Institute, Nashville, TN START, San Antonio, TX UNITED STATES START Midwest, Grand Rapids, MI Stephenson Cancer Centre, Oklahoma City, OK Texas Oncology, Austin, TX Texas Oncology Fort Worth, Fort Worth, TX Texas Oncology, Tyler, TX University of Alabama at Birmingham, Birmingham, AL University of Colorado, Aurora, CO University of Florida, Gainesville, FL University of Miami, Miami, FL University of Pittsburgh Medical Center, Pittsburgh, PA University of Tennessee, Knoxville, TN University of Utah Huntsman Cancer Institute, Salt Lake City, UT Virginia Cancer Specialists, Fairfax, VA Virginia Commonwealth University Massey Cancer Center, Richmond, VA Washington University, St. Louis, MO Willamette Valley Cancer Institute, Eugene, OR Women’s Cancer Care Associates, LLC – Albany, NY CANADA McGill University (Glen-Cedars Cancer Center), Montreal British Columbia Cancer Agency, Vancouver AUSTRALIA Lifehouse Australia as trustee for the Lifehouse Australia Trust, Camperdown Peter MacCallum Center, Melbourne, Victoria Austin Health, Heidelberg, Victoria Acknowledgements 19

Next Steps for UpRi Development Plan

Increasing Dose Beyond the Optimal Threshold May Add Incremental Toxicity without Incremental Efficacy 21 • Further analysis utilizing population PK models confirmed the efficacy and safety findings showing the association between increasing exposure and G3+ adverse events, including pneumonitis • Preclinically, ADCs have a well-characterized exposure / response relationship – ADC efficacy increases with payload tumor concentration up to a plateau – Beyond this plateau, additional drug can decrease tolerability without improving efficacy – Preclinical data confirm relationship appears regardless of target, payload, linker, or platform Source: Drug Metab Dispos 47:1146–1155, October 2019 Tumor Growth Inhibition (%) Tumor Payload Concentration Correlation of ADC Efficacy and Tumor Payload Concentration Increasing Tumor Payload Concentration Adds Efficacy Increasing Tumor Payload Concentration adds Toxicity without Adding Efficacy The Dose that Optimizes Therapeutic Index May Not be the Maximum Tolerated Dose

Action Plan to Implement Learnings from Expansion Cohort Data Set 22 • Data set from expansion cohort supports differentiated efficacy and tolerability profile • Analysis of data combined with population PK modeling identifies the opportunity to further improve UpRi profile • New UPLIFT Dose: 36 mg/m2 up to a maximum of ~80 mg – ~15% or less change to dose – Potential to improve the therapeutic index of UpRi and the probability of success of UPLIFT – Implemented as amendment to the UPLIFT protocol with the support of investigators and cooperative groups – Proactively informed FDA • Amendment is designed to optimize eligibility for management of pneumonitis – Exclude patients with severe uncontrolled pulmonary disease or cardiovascular disease, history of or suspected pneumonitis or interstitial lung disease, oxygen saturation or room air below 93%

UP-NEXT: UpRi Monotherapy vs. Placebo as Maintenance in Platinum- Sensitive Recurrent Ovarian Cancer

Despite Bevacizumab and PARPi Options, Significant Unmet Need Remains for New Maintenance Agents

Mersana THERAPEUTICS

		UpRi Differentiation
Bevacizumab and PARP Moving into Earlier Lines and Combinations	• A population previously treated with bevacizumab and PARPi maintenance sequentially or in combination is emerging, with no standard of care upon relapse	Activity against Bev and PARPi Pre-Treated Disease
Watch & Wait Remains a Standard of Care for Some Patients	• Patients poorly served by current maintenance agents need additional options. Watch & wait remains an option in guidelines – 80% of patients without BRCA mutation (e.g., HRP, HRD) – Co-morbidities (e.g., hypertension, risk for bowel obstruction) – Tolerability (e.g., thrombocytopenia)	Optimized Dose with Differentiated Tolerability Profile and Biomarker Enrichment
PARPi Maintenance not Indicated for Stable Disease following Platinum	• PARPi activity is predicted by platinum responsiveness, patients that achieve stable disease to platinum were not included in PARPi maintenance studies • Emerging evidence of poor outcomes with platinum following PARPi may increase proportion achieving SD	Activity, including CRs, in Heavily Pre-Treated Patients

Source: Product labels; KOL interviews; NCCN Guidelines Aug 2021 OV-8; 813 MO ESMO 2020; Abstract 824P ESMO 2020; Abstract 828P ESMO 2020

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UP-NEXT/GOG-3049: Phase 3 Study of UpRi Monotherapy Maintenance vs Placebo in Platinum-Sensitive Recurrent OC


UpRi at 36 mg/m^2 up to a maximum of ~80 mg
Platinum Induction
Randomize
Placebo

Key Enrollment Criteria:
- Platinum-sensitive recurrence, following platinum induction
- NaPi2b High biomarker selection by TPS$\geq$75
- 1 – 3 prior platinum-based regimes
- Prior PARPi therapy allowed, but only required for BRCAmut
- SD in addition to CR/PR as best response following platinum induction

Primary Endpoint:
- PFS

Informed by FDA Feedback, Final Design Pending CHMP Scientific Advice
Plans to Initiate in 2022

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UP-NEXT Key Differentiators 26 Frontline Therapy Platinum- Sensitive Recurrence Platinum- Resistant Recurrence Maintenance UPLIFT UPGRADE UP-NEXT • Platinum-Sensitive Population – Earlier in disease than UPLIFT population – Opportunity to be first ADC in earlier lines and platinum-sensitive disease • UpRi Monotherapy – Randomized vs. placebo, potential for higher probability of success • Broader Population than Existing Maintenance Options – Enrolls patients who have achieved stable disease to platinum doublet in addition to patients who achieve partial or complete responses – Enrolls patients with prior bevacizumab, prior PARPi, both, or neither • Registration Intent – Intended to support global launches – If positive, could serve as confirmation of UPLIFT Future Development

Closing Remarks

Data Set Supports UpRi Profile and UPLIFT Registration Strategy

Mersana THERAPEUTICS

UpRi Profile

Meaningful and Durable Activity in Heavily-Pretreated Patients

>30% ORR with CRs in NaPi2b High Ovarian Cancer

Consistent Tolerability Profile

No Severe Neutropenia, Ocular Toxicity, or Peripheral Neuropathy

Robust, Predictive, and Reproducible Diagnostic

Tumor Proportion Score ≥ 75 Present in Two-Thirds of Patients Enriches for Improved Outcomes

36 mg/m^2 Up to a Maximum of ~80 mg

Potential to Further Improve Safety while Maintaining Efficacy

Data Cut: June 10, 2021

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29 INCREASING MARKET POTENTIAL . Phase 3 Study in Platinum- Sensitive Maintenance Phase 1 / 2 Combinations to Enable Pivotal Development UPGRADE Umbrella Combo Starting with Platinum UP-NEXT UPLIFT Single-Arm Registration Strategy in Platinum- Resistant Disease An Opportunity to Deliver a Potentially Foundational Medicine for Ovarian Cancer

• 22,000 newly diagnosed ovarian cancer patients annually • Plus, fallopian tube and primary peritoneal cancers treated in the same algorithm • With a median survival 5 years from diagnosis • 80% relapse following frontline therapy • And 14,000 deaths per year 30 Frontline Therapy Platinum- Sensitive Recurrence Platinum- Resistant Recurrence Maintenance UPLIFT UPGRADE UP-NEXT Future Development Opportunities in Platinum-Sensitive, Platinum-Resistant, Monotherapy, Combination, Treatment, and Maintenance Source: SEER

31 Multiple Value-Drivers Across UpRi, Pipeline, and Platforms Build UpRi as a Foundational Medicine in Ovarian Cancer Build Out Pipeline UPLIFT UP-NEXT UPGRADE to Enable Combos UpRi NSCLC XMT-1592 (NaPi2b Dolasynthen) XMT-1660 (B7-H4 Dolasynthen) XMT-2056 (Immuno- synthen) Dolaflexin Dolasynthen Immuno- synthen Build Momentum

Q&A